UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2020

REAC GROUP INC.
(Name of small business issuer in its charter)

Florida	000-54845	59-3800845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 NW 74th Avenue, Unit 1 Miami, FL	33122
(Address of principal executive offices)	(Zip Code)

Registrant s telephone number, including area code: (305) 503-1200

8878 Covenant Avenue, Suite 209,  Pittsburgh, PA 15237

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 5.02    Departure of Directors, Appointment of Certain Officers.

Effective June 22, 2020, Robert DeAngelis will resign from his position as President and Chief Executive Officer and as a member of the board of directors of REAC Group, Inc. Ronen Koubi will be appointed the new CEO. Ronen Koubi is the President and Director of Florida Beauty Flora, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAC GROUP, INC.

/s/ Robert DeAngelis
Robert DeAngelis
President

Date: June 22, 2020

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